SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                    August 26, 2002

CINTAS CORPORATION
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(Exact name of registrant as specified in its charter)

Washington ----------------------- (State or other jurisdiction of incorporation)	0-1139 ------------ (Commission File Number)	31-1188630 ----------------- (IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737. Cincinnati, Ohio                                45262-5737

(Address of principal executive offices)                                                                  Zip Code

Registrant's telephone number, including area code           (513) 459-1200

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(Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

        Pursuant to Commission Order No. 4-460, the principal executive officer and principal financial officer of Cintas Corporation each delivered to the Securities and Exchange Commission on August 26, 2002 statements under oath regarding facts and circumstances relating to certain filings made under the Securities Exchange Act of 1934 by Cintas Corporation. The statements are attached as Exhibits 99.1 and 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2002	CINTAS CORPORATION By: /s/ William C. Gale William C. Gale, Vice President